UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

74248

(Address of principal executive offices)

(Zip Code)

(972) 931-4300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD.

On March 29, 2013, Behringer Harvard REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), first used the presentation attached hereto as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review fourth quarter 2012 results.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The presentation materials include information about Funds from Operations (“FFO”), Modified Funds from Operations (“MFFO”) and Same Store Cash Net Operating Income.  FFO is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance.  We use FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in the April 2002 “White Paper on Funds From Operations,” which is net income (loss), computed in accordance with accounting principles generally accepted in the United State of America (“GAAP”), excluding extraordinary items, as defined by GAAP, gains (or losses) from sales of property and impairments of depreciable real estate (including impairments of investments in unconsolidated joint ventures and partnerships which resulted from measurable decreases in the fair value of the depreciable real estate held by the joint venture or partnership), plus depreciation and amortization on real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests, as one measure to evaluate our operating performance.  The determination of whether impairment charges have been incurred is based partly on anticipated operating performance and hold periods.  Estimated undiscounted cash flows from a property, derived from estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows are taken into account in determining whether an impairment charge has been incurred.  While impairment charges for depreciable real estate are excluded from net income (loss) in the calculation of FFO as described above, impairments reflect a decline in the value of the applicable property which we may not recover.

Since FFO was promulgated, several new accounting pronouncements have been issued, such that management, industry investors and analysts have considered the presentation of FFO alone to be insufficient to evaluate operating performance. Accordingly, in addition to FFO, we use MFFO, as defined by the Investment Program Association, which excludes from FFO the following items:

(1)                                 acquisition fees and expenses;

(2)                                 straight line rent amounts, both income and expense;

(3)                                 amortization of above- or below-market intangible lease assets and liabilities;

(4)                                 amortization of discounts and premiums on debt investments;

(5)                                 impairment charges on real estate related assets (including non-depreciable properties, loans receivable, and equity and debt investments);

(6)                                 gains or losses from the early extinguishment of debt;

(7)                                 gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivative holdings except where the trading of such instruments is a fundamental attribute of our operations;

(8)                                 gains or losses related to fair value adjustments for interest rate swaps and other derivatives not qualifying for hedge accounting, foreign exchange holdings and other securities;

(9)                                 gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(10)                          gains or losses related to contingent purchase price adjustments; and

(11)                          adjustments related to the above items for unconsolidated entities in the application of equity accounting.

Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate and intangibles diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.  As a result, we believe that the use of FFO and MFFO, together with the required GAAP presentations, provide a more complete understanding of our performance.

We believe that the use of FFO, together with the required GAAP presentations, is helpful to our stockholders and our management in understanding our operating performance because it excludes real estate-related depreciation and amortization, gains and losses from property dispositions, impairments of depreciable real estate assets and extraordinary items, and as a result, when compared year to year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income.  Factors that impact FFO include fixed costs, lower yields on cash held in accounts, income from portfolio properties and other portfolio assets, interest rates on debt financing and operating expenses.

We believe that MFFO is a helpful measure of operating performance because it excludes certain non-operating activities and certain recurring non-cash operating adjustments as outlined above.  Accordingly, we believe that MFFO can be a useful metric to assist management, stockholders and analysts in assessing the sustainability of operating performance.  By providing MFFO, we believe we are presenting useful information that assists stockholders in better aligning their analysis with management’s analysis of long-term, core operating activities.  Many of these adjustments are similar to adjustments required by SEC rules for the presentation of pro forma business combination disclosures, particularly acquisition expenses, gains or losses recognized in business combinations and other activity not representative of future activities.

MFFO also provides useful information in analyzing comparability between reporting periods that also assists stockholders and analysts in assessing the sustainability of our operating performance.  MFFO is primarily affected by the same factors as FFO, but without certain non-operating activities and certain recurring non-cash operating adjustments; therefore, we believe fluctuations in MFFO are more indicative of changes and potential changes in operating activities.  MFFO is also more comparable in evaluating our performance over time.  We also believe that MFFO is a recognized measure of sustainable operating performance by the real estate industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that do not have a similar level of involvement in acquisition activities or are not similarly affected by impairments and other non-operating charges.

FFO or MFFO should neither be considered as an alternative to net income (loss), nor as indications of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make distributions.  Additionally, the exclusion of impairments limits the usefulness of FFO and MFFO as historical operating performance measures since an impairment charge indicates that operating performance has been permanently affected.  FFO and MFFO are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO or MFFO.  Both FFO and MFFO are non-GAAP measurements and should be reviewed in connection with other GAAP measurements.  Our FFO attributable to common stockholders and MFFO attributable to common stockholders as presented may not be comparable to amounts calculated by other REITs that do not define these terms in accordance with the current NAREIT or IPA definitions or that interpret the definitions differently.

The following table presents our calculation of FFO attributable to common stockholders and MFFO attributable to common stockholders for the years ended December 31, 2012, 2011 and 2010 (in thousands except per share amounts):

	Year Ended December 31,
	2012	2011	2010
Net loss	$(152,361)	$(181,875)	$(231,228)
Net loss attributable to noncontrolling interests	260	425	729
Adjustments (1):
Real estate depreciation and amortization from consolidated properties	194,908	221,169	238,944
Real estate depreciation and amortization from unconsolidated properties	7,021	7,447	7,027
Impairment of depreciable real estate assets (2)	98,050	96,066	87,825
Gain on sale of depreciable real estate	(28,213)	(18,086)	(2,920)
Noncontrolling interests share of above adjustments	(1,152)	(1,241)	(1,390)
FFO attributable to common stockholders	$118,513	$123,905	$98,987

Impairment of goodwill	—	—	11,470
Fair value adjustments to derivatives	—	—	(193)
Acquisition expenses	—	238	—
Straight-line rent adjustment	(17,263)	(25,498)	(14,383)
Amortization of above- and below-market rents, net	(12,507)	(18,823)	(12,323)
Gain on troubled debt restructuring	(35,622)	(38,911)	(23,539)
Noncontrolling interests share of above adjustments	94	122	58
MFFO attributable to common stockholders	$53,215	$41,033	$60,077

Weighted average common shares outstanding - basic	298,372	296,351	294,241
Weighted average common shares outstanding - diluted (3)	298,372	296,365	294,241

Net loss per common share - basic and diluted (3)	$(0.51)	$(0.61)	$(0.78)
FFO per common share - basic and diluted	$0.40	$0.42	$0.34
MFFO per common share - basic and diluted	$0.18	$0.14	$0.20

(1)         Reflects the adjustments of continuing operations, as well as discontinued operations.

(2)         Includes impairment of our investments in unconsolidated entities which resulted from a measurable decrease in the fair value of the depreciable real estate held by the joint venture or partnership.

(3)         There are no dilutive securities for purposes of calculating the net loss per common share

We define net operating income (“NOI”) as rental revenue, less property operating expenses, real estate taxes and property management fees.   We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with management of the properties, such as general and administrative expenses, asset management fees and interest expense.  We define Same Store Cash NOI as NOI (excluding bad debt expense) less lease termination fee income and non-cash revenue items including straight-line rent adjustments and the amortization of above and below market rent and lease incentives.  We view Same Store Cash NOI both year-over-year and quarter-over-quarter as an important measure of the operating performance of our properties because it allows us to compare operating results of consolidated properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.  The following table presents our calculations of Same Store Cash NOI for the three months ended December 31, 2012 and 2011, the three months ended December 31, 2012 and September 30, 2012, and the years ended December 31, 2012 and 2011 (in thousands, except property count):

	Three Months Ended		Three Months Ended		Twelve Months Ended
	31-Dec-12	31-Dec-11	31-Dec-12	30-Sep-12	31-Dec-12	31-Dec-11
Same store Cash NOI:
Revenues:
Total revenue	$110,650	$112,118	$110,650	$110,544	$427,274	$444,888
Less:
Straight-line rent revenue adjustment	2,396	5,842	2,396	2,542	13,416	15,963
Above/below market rent amortization & lease incentives	2,188	2,153	2,188	3,152	10,850	16,021
Lease termination fees	4	780	4	243	1,231	7,197

	106,062	103,343	106,062	104,607	401,777	405,707

Expenses:
Property related expenses	36,310	37,048	36,310	33,436	131,614	134,088
Bad debt expense	(1,177)	188	(1,177)	256	391	(1,039)
Real estate taxes	14,307	14,379	14,307	16,111	60,758	59,026
Property management fees	3,266	3,258	3,266	3,087	12,539	13,056
Property Expenses	52,706	54,873	52,706	52,890	205,302	205,131

Same store cash NOI	$53,356	$48,470	$53,356	$51,717	$196,475	$200,576

Same store GAAP NOI:
Total revenue	$110,650	$112,118	$110,650	$110,544	$427,274	$444,888
Less: Property expenses	52,706	54,873	52,706	52,890	205,302	205,131
Same store GAAP NOI	$57,944	$57,245	$57,944	$57,654	$221,972	$239,757

Executed Leased at period end (% owned)	85%	85%	85%	85%	85%	85%

Consolidated Operating Properties	47		47		46
Square Feet (% owned)	17,855		17,855		17,550

The following table presents our reconciliation of net loss to Same Store Cash NOI through NOI for the three months ended December 31, 2012 and 2011, the three months ended December 31, 2012 and September 30, 2012, and the years ended December 31, 2012 and 2011 (in thousands):

	Three Months Ended		Three Months Ended		Twelve Months Ended
	31-Dec-12	31-Dec-11	31-Dec-12	30-Sep-12	31-Dec-12	31-Dec-11
Same store cash NOI reconciliation
Net loss	$(59,087)	$(4,679)	$(59,087)	$(31,296)	$(152,361)	$(181,875)
Adjustments to reconcile net loss to NOI:
Interest expense	32,205	32,474	32,205	32,685	129,076	132,544
Asset management fees	32	4,533	32	425	9,842	17,787
Asset impairment losses	72,836	4,386	72,836	8,301	97,323	33,257
General & administrative expenses	4,483	2,815	4,483	5,403	15,383	10,828
Straight-line rent expense adjustment	(2)	—	(2)	(1)	97	—
Real estate depreciation and amortization	46,869	49,236	46,869	46,397	188,047	201,896
Depreciation - other intangible assets	127	—	127	42	169	—
Interest and other income	(310)	(59)	(310)	(454)	(940)	(1,073)
Gain on troubled debt restructuring	—	—	—	—	(201)	(1,008)
Provision/(benefit) for income taxes	92	(797)	92	(546)	62	(614)
Equity in (earnings)/losses of investments	(398)	116	(398)	(398)	(1,725)	2,302
Loss/(income) from discontinued operations	(31,182)	(30,780)	(31,182)	(2,904)	(48,903)	30,773
Gain on sale or transfer of assets	(7,721)	—	(7,721)	—	(8,083)	(1,385)
Net operating income (NOI)	57,944	57,245	57,944	57,654	227,786	243,432
Net operating income of non same store properties	—	—	—	—	(5,814)	(3,675)
Same store GAAP NOI	57,944	57,245	57,944	57,654	221,972	239,757

Straight-line rent revenue adjustment	(2,396)	(5,842)	(2,396)	(2,542)	(13,416)	(15,963)
Above/below market rent amortization & lease incentives	(2,188)	(2,153)	(2,188)	(3,152)	(10,850)	(16,021)
Lease termination fees	(4)	(780)	(4)	(243)	(1,231)	(7,197)
Same store cash NOI	$53,356	$48,470	$53,356	$51,717	$196,475	$200,576

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Behringer Harvard REIT I, Inc. Quarterly Update — Fourth Quarter 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: March 29, 2013	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President — Legal, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Behringer Harvard REIT I, Inc. Quarterly Update — Fourth Quarter 2012